                                                                                                                                                                                                EXHIBIT 10.7

This AMENDMENT NO.3, dated as of August 15, 2003 (this "Amendment") to the Amended and Restated Receivables Transfer Agreement dated as of August 16, 2002, as originally dated October 17, 2001 (the "Receivables Transfer Agreement"), by and among TYSON  RECEIVABLES CORPORATION, a Delaware corporation, as transferor (in such capacity, the "Transferor"), TYSON FOODS, INC., a Delaware corporation, individually ("Tyson"), as collection agent (in such capacity, the "Collection Agent") and as guarantor under the Limited Guaranty set forth in Article IX of the Receivables Transfer Agreement (in such capacity, the "Guarantor"), the several commercial paper conduits identified on Schedule B of the Receivables Transfer Agreement and their respective permitted successors and assigns (the "CP Conduit Purchasers"; each, individually, a "CP Conduit Purchaser"), the several financial institutions identified on Schedule B of the Receivables Transfer Agreement as "Committed Purchasers" and their respective permitted successors and assigns (the "Committed Purchasers"; each, individually, a "Committed Purchaser"), the agent bank set forth opposite the name of each CP Conduit Purchaser and Committed Purchaser on Schedule B of the Receivables Transfer Agreement and its permitted successor and assign (the "Funding Agent" with respect to such CP Conduit Purchaser and Committed Purchaser), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York state banking corporation ("JPMCB"), as administrative agent for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents (in such capacity, the "Administrative Agent").

RECITALS

                        WHEREAS, the parties hereto have previously entered into the Receivables Transfer Agreement;

                        WHEREAS, the parties to the Receivables Transfer Agreement wish to amend the Receivables Transfer Agreement pursuant to Section 10.02 of the Receivables Transfer Agreement, subject to the terms and conditions set forth herein;

                        NOW THEREFORE, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto consent and agree as follows:

AGREEMENTS

                        SECTION 1.  Definitions.  Unless otherwise defined in this Amendment, all defined terms used in this Amendment, including the Recitals hereto, shall have the meanings ascribed to such terms in the Receivables Transfer Agreement.

                        SECTION 2.  Amendment to Schedule A (Definitions).  Schedule A of the Receivables Transfer Agreement is hereby amended by adding the definition of Consolidation Program Fee in its entirety as follows:

                        ""Consolidation Program Fee" shall have the meaning specified in the Fee Letter, as amended."

                        SECTION 3.  Amendment to Definition of Facility B Commitment Expiry Date.  The definition of Facility B Commitment Expiry Date in Schedule A of the Receivables Transfer Agreement is hereby amended and restated in its entirety as follows:

                        ""Facility B Commitment Expiry Date" shall mean either:

                        (a)  the day that is three years after the Amendment Date; or

                        (b)  upon the occurrence of any change in accounting standards or the issuance of any pronouncement or release by any accounting body or any other body charged with the promulgation or administration of accounting standards (including, without limitation, the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, the Securities and Exchange Commission or De Nederlandsche Bank) or the occurrence of any change in the interpretation or application of any accounting standard, the effect of which (in any such event) is, in the sole judgment of a Committed Purchaser, (1) to cause or require the consolidation of all or any portion of the assets and liabilities of a CP Conduit Purchaser related to such Committed Purchaser with the assets and liabilities of such Committed Purchaser or any of such Committed Purchaser's Affiliates or (2) deemed to cause or require the consolidation of all or any portion of the assets and liabilities of a CP Conduit Purchaser to be consolidated with the assets and liabilities of such Committed Purchaser or any of such Committed Purchaser's Affiliates, then the Facility B Commitment Expiry Date

            (i) with respect to any affected Committed Purchaser, at its option upon not less than 30 days prior notice to the Transferor, and

                (ii)  with respect to any other Committed Purchaser, at its option upon not less than 30 days prior notice to the Transferor,  shall mean the Facility A Commitment Expiry Date"

                        SECTION 4.  Amendment to Section 2.23 (Other Costs, Expenses, and Related Matters).  Section 2.23(b) is  hereby amended and restated in its entirety as follows:

                        "(b)      The Transferor shall pay the Administrative Agent, for the account of the relevant CP Conduit Purchasers and the Committed Purchasers, as applicable, on demand (i) any Early Collection Fee due on account of the reduction of a Tranche on any day prior to the last day of its Tranche Period or (ii) with respect to the replacement of any Funding Agent and such Funding Agent's Related Group pursuant to Section 10.14, the excess, if any, of (i) the additional Discount that such Funding Agent's related CP Conduit Purchaser and related Committed Purchaser, would have accrued on its Net Investment, during the Tranche Period in which it is replaced, if such Funding Agent's related CP Conduit Purchaser and related Committed Purchaser had not been replaced as CP Conduit Purchaser and Committed Purchaser, respectively, minus (ii) the income, if any, received by such Funding Agent's related CP Conduit Purchaser and related Committed Purchaser from investing the funds received with respect to its Net Investment due to such replacement for the remainder of such Tranche Period."

                        SECTION 5.  Amendment to Section 2.26 (Expiration or Extension of Commitments).  Section 2.26 is hereby amended by adding the following header "(a)" before the words "The Transferor may request the extension of any Committed Purchaser's" and further amended by adding clause (b) as follows:

                        "(b)  No more than 90 days, and no less than 60 days, prior to the Facility A Commitment Expiry Date, the Transferor shall send to each Committed Purchaser, with copies to the Administrative Agent, a request in writing to confirm the date of its Facility B Commitment Expiry Date.  Each Committed Purchaser may, if clause (b) of the definition of the "Facility B Commitment Expiry Date" is applicable, elect to accelerate its Facility B Commitment Expiry Date to its Facility A Commitment Expiry Date upon receipt of such request by written notice given to the Transferor, the Administrative Agent and the applicable CP Conduit Purchaser no later than 30 days prior to such Committed Purchaser's Facility A Commitment Expiry Date then in effect.  If no such notice is given at least 30 days before such date, the Commitment of such Committed Purchaser shall be deemed to have not been accelerated to the Facility A Commitment Expiry Date. On the Business Day after the Commitment Expiry Date of any Committed Purchaser accelerating the Facility B Commitment Expiry Date to the Facility A Commitment Expiry Date, a Partial Liquidation shall be implemented with respect to such Committed Purchaser."

                        SECTION 6.  Amendment to Section 10.14 (Replacement Due to De Nederlandsche Bank Required Consolidation).  Section 10.14 (Replacement Due to De Nederlandsche Bank Required Consolidation) of the Receivables Transfer Agreement is hereby amended and restated in its entirety as follows:

                        "SECTION 10.14.  Replacement Due to Accounting Based Consolidation.  (a)  If a Funding Agent decides to (x) apply the Consolidation Program Fee or (y) accelerate the Facility B Commitment Expiry Date to the Facility A Commitment Expiry Date as provided in clause B of the definition of Facility B Commitment Expiry Date, the Transferor shall have the right for a 60-day period following the date of receipt by the Transferor of notice from such Funding Agent regarding such determination:

(i) to replace such Funding Agent's related CP Conduit Purchaser with a successor CP Conduit Purchaser (the "Replacement CP Conduit Purchaser") acceptable to the Administrative Agent and the Transferor, and such Funding Agent's related CP Conduit Purchaser shall be obliged to assign all of its rights and obligations hereunder to such Replacement CP Conduit Purchaser, provided that (w) such Replacement CP Conduit Purchaser shall assume all the obligations of such Funding Agent's related CP Conduit Purchaser hereunder or under any other Transaction Document with respect to such Funding Agent's related CP Conduit Purchaser's Interest, (x) such Funding Agent's CP Conduit Purchaser, receives payment in full, of an amount equal to its CP Conduit Funded Amount, any accrued and unpaid interest and any other amounts due and owing to such CP Conduit Purchaser under this Agreement and the other Transaction Documents (the "CP Conduit Replacement Price"), (y) such Replacement CP Conduit Purchaser (1) has a CP rating of at least A-1 by S&P and P-1 by Moody's and (2) if written confirmation of such CP rating is required under such Replacement CP Conduit Purchaser's program documents, has received written confirmation from S&P and Moody's of its CP rating and (z) the Transferor shall have given such CP Conduit Purchaser at least 15 days prior notice of such replacement; and/or

(ii) to replace such Funding Agent's related Committed Purchaser, with a successor Committed Purchaser (the "Replacement Committed Purchaser") acceptable to the Administrative Agent and the Transferor, and such Funding Agent's related Committed Purchaser shall be obliged to assign all of its rights and obligations hereunder to such Replacement Committed Purchaser, provided that (w) such Replacement Committed Purchaser shall assume all the obligations of such Funding Agent's related Committed Purchaser hereunder or under any other Transaction Document with respect to such Funding Agent's CP Conduit Purchaser's Interest, (x) such Funding Agent's related Committed Purchaser receives payment in full of an amount equal to its Committed Purchaser Funded Amount, any accrued and unpaid interest and any other amounts due and owing to such Committed Purchaser under this Agreement and the other Transaction Documents (the "Committed Purchaser Replacement Price"), (y) such Replacement Committed Purchaser shall be (1) a financial institution incorporated in an OECD country and rated at least A-1/P-1 (or the equivalent short-term ratio) by the Rating Agencies and (2) a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) and (z) the Transferor shall have given such Committed Purchaser at least 15 days prior notice of such replacement; and/or

(iii) to replace such Funding Agent with a successor Funding Agent (the "Replacement Funding Agent") acceptable to the Administrative Agent and the Transferor, and such Funding Agent shall be obliged to assign all of its rights and obligations hereunder to such Replacement Funding Agent, provided that (x) each of the Replacement CP Conduit Purchaser and the Replacement Committed Purchaser shall appoint and authorize such Replacement Funding Agent, and such Replacement Funding Agent shall accept such appointment and authorization, to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Replacement Funding Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, (y) such Funding Agent receives payment in full of any amounts due and owing to such Funding Agent under this Agreement and the other Transaction Documents (the "Funding Agent Replacement Price") and (z) the Transferor shall have given such Funding Agent at least 15 days prior notice of such replacement.

                        (b)  Upon (A) execution of all documents necessary for the assignments contemplated in clause (a) above, (B) delivery of an executed copy thereof to the Transferor and the Administrative Agent, (C) payment by the Replacement Committed Purchaser to such Funding Agent's related Committed Purchaser of the Committed Purchaser Replacement Price (not including any amounts due pursuant to Section 2.23(b), such amounts due pursuant to Section 2.23(b) to be paid by the Transferor upon the replacement of such Funding Agent and its Related Group), (D) payment by the Replacement CP Conduit Purchaser to such Funding Agent's CP Conduit Purchaser of the CP Conduit Replacement Price (not including any amounts due pursuant to Section 2.23(b), such amounts due pursuant to Section 2.23(b) to be paid by the Transferor upon the replacement of such Funding Agent and its Related Group), (E) payment by the Replacement Funding Agent to such Funding Agent of the Funding Agent Replacement Price and (F) if a Rating Confirmation is required under the Replacement CP Conduit Purchaser's program documents, receipt by such Replacement CP Conduit Purchaser of its Rating Confirmation, such Funding Agent, its related CP Conduit Purchaser and its related Committed Purchaser shall be released from its obligations hereunder and under the other Transaction Documents and each of the Replacement CP Conduit Purchaser, the Replacement Committed Purchaser, and the Replacement Funding Agent shall, for all purposes, be a CP Conduit Purchaser, a Committed Purchaser or a Funding Agent, as the case may be, party to this Agreement and shall have all the rights and obligations of a CP Conduit Purchaser, Committed Purchaser or Funding Agent, as the case may be, under this Agreement to the same extent as if it were an original party hereto, and no further consent or action by the CP Conduit Purchasers, the Committed Purchasers, Funding Agents, Transferor or the Administrative Agent shall be required.  The amount of such Funding Agent's related CP Conduit Purchaser's Commitment Pro Rata Share of the CP Conduit Funded Amount allocable to the Replacement CP Conduit Purchaser shall be equal to such Funding Agent's related CP Conduit Purchaser's Commitment Pro Rata Share of the CP Conduit Funded Amount which is transferred thereunder. The amount of such Funding Agent's related Committed Purchaser's Commitment Pro Rata Share of the Committed Purchaser Funded Amount allocable to the Replacement Committed Purchaser shall be equal to such Funding Agent's related Committed Purchaser's Commitment Pro Rata Share of the Committed Purchaser Funded Amount which is transferred thereunder.  Any such assignment pursuant to this Section 10.14 shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of the Replacement CP Conduit Purchaser as a CP Conduit Purchaser, the Replacement Committed Purchaser as a Committed Purchaser and the Replacement Funding Agent as a Funding Agent and the resulting adjustment of such Funding Agent's related CP Conduit Purchaser's Commitment arising from the purchase by the Replacement Purchaser of all of such Funding Agent's related CP Conduit Purchaser's rights, obligations and interest hereunder.  Such assignment and amendment does not require the consent of any other Related Group.  Such assignment and amendment shall be consented to by the Administrative Agent (such consent not to be unreasonably withheld), and (y) if such Funding Agent, its related CP Conduit Purchaser or its related Committed Purchaser has not assigned all of its rights and obligations pursuant to clause (a) above, by such party, at its sole discretion.  Furthermore, if the Transferor decides to replace any member of such Funding Agent's Related Group pursuant to the terms of this Section 10.14, the Transferor shall, at the request of such Funding Agent, replace all members of such Funding Agent's Related Group pursuant to the terms of this Section 10.14

(c)  Further Assurances.  Each of the Transferor, the Funding Agents, the CP Conduit Purchasers and the Committed Purchasers agrees to execute and deliver such further agreements and documents (including amendments and supplements to this Agreement) and take such other actions as the Administrative Agent may reasonably request to evidence and give effect to this Section 10.14."

                        SECTION 7.  Acknowledgment of Guarantor.  The Guarantor hereby acknowledges receipt of and notice of, and consents to the terms of, this Amendment.

                        SECTION 8.  Counterparts;  Conditions to Effectiveness.  This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Amendment will be effective on the date (the "Effective Date") when:

(i) executed counterparts of this Amendment are delivered by each party hereto to the Administrative Agent,

(ii) the Transferor shall have paid to each Committed Purchaser any fee then due and payable to each Committed Purchaser under the Fee Letter, as amended,

(iii) the Rating Agencies have provided the Rating Confirmations to the Administrative Agent and the Funding Agents, as may be necessary, and

(iv) the Administrative Agent has received such other documents, instruments, certificates and opinions as the Administrative Agent or any Funding Agent shall reasonably request.

                            SECTION 9.  Governing Law.  This AmendmenT shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                            SECTION 10.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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                            IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

TYSON RECEIVABLES CORPORATION, as Transferor

By:___________________________
Name:
Title:

TYSON FOODS, INC., individually as Collection Agent and as Guarantor

By:___________________________
Name:
Title:

JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Administrative Agent

By:___________________________
Name:
Title:

PARK AVENUE RECEIVABLES CORPORATION, as CP Conduit Purchaser

By:___________________________
Name:
Title:

JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Committed Purchaser for Park Avenue Receivables Corporation

By:___________________________
Name:
Title:

JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Funding Agent for Park Avenue Receivables Corporation

By:___________________________
Name:
Title:

THREE PILLARS FUNDING CORPORATION, as CP Conduit Purchaser

By:___________________________
Name:
Title:

SUNTRUST BANK, as Committed Purchaser for Three Pillars Funding Corporation

By:___________________________
Name:
Title:

SUNTRUST BANK, as Funding Agent for Three Pillars Funding Corporation

By:___________________________
Name:
Title:

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as CP Conduit Purchaser

By:  COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH, as Attorney-in-Fact

By:___________________________
Name:
Title:

By:___________________________
Name:
Title:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH, as Committed Purchaser for Nieuw Amsterdam Receivables Corporation

By:___________________________
Name:
Title:

By:___________________________
Name:
Title:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH, as Funding Agent for Nieuw Amsterdam Receivables Corporation

By:___________________________
Name:
Title:

By:___________________________
Name:
Title: